SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 24, 2001


                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)

        California                   0-27122                   94-2900635
     (State or Other         (Commission File Number)        (IRS Employer
     Jurisdiction of                                       Identification No.)
      Incorporation)

          150 Rose Orchard Way                                      95134
              San Jose, CA                                       (Zip Code)
(Address of Principal Executive Offices)


       Registrant's Telephone Number, Including Area Code: (408) 432-0888

                                       N/A

          (Former Name or Former Address, If Changed Since Last Report)

ITEM 5.  Other Events.

         This report is being filed by Adept Technology, Inc. (the "Registrant") to report its financial results for the quarter ended September 29, 2001. The press release issued by the Registrant relating to the financial results announcement is filed as Exhibit 99.1 to this report. The Registrant is also reporting the announcement that it has completed its agreement to enter into an automation development alliance with JDS Uniphase Corporation. The press release issued by the Registrant relating to the announcement is filed as Exhibit 99.2 to this report.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         The following exhibit is filed with this report on Form 8-K:

         Exhibit No.                   Description
         -----------                   -----------

         99.1     Press Release of the Registrant issued on October 24, 2001.

         99.2     Press Release of the Registrant issued on October 30, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ADEPT TECHNOLOGY, INC.



Date:  October 31, 2001           By:      /s/ Michael W. Overby
                                      ----------------------------------------
                                  Name:    Michael W. Overby

                                  Title:   Vice President and
                                           Chief Financial Officer